Exhibit 10.2

KMG AMERICA CORPORATION

35,000 Capital Securities

Fixed/Floating Rate Capital Securities

(Liquidation Amount $1,000.00 per Capital Security)

PLACEMENT AGREEMENT

March 15, 2007

FTN Financial Capital Markets

845 Crossover Lane, Suite 150

Memphis, Tennessee 38117

Keefe, Bruyette & Woods, Inc.

787 7th Avenue, 4th Floor

New York, New York 10019

Ladies and Gentlemen:

KMG America Corporation, incorporated and existing under the laws of the Commonwealth of Virginia (the “Company”), and its financing subsidiary, KMG Capital Statutory Trust I, a Delaware statutory trust (the “Trust,” and hereinafter together with the Company, the “Offerors”), hereby confirm their agreement (this “Agreement”) with you as placement agents (the “Placement Agents”), as follows:

Issuance and Sale of Securities.

Introduction. The Offerors propose to issue and sell at the Closing (as defined in Section 0 hereof) 35,000 of the Trust’s Fixed/Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the “Capital Securities”), to Preferred Term Securities XXV, Ltd., a company with limited liability established under the laws of the Cayman Islands (the “Purchaser”), pursuant to the terms of a subscription agreement to be entered into on or prior to the Closing Date between the Offerors and the Purchaser (the “Subscription Agreement”), substantially in the form attached hereto as Exhibit A and incorporated herein by this reference.

Operative Agreements. The Capital Securities shall be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the “Guarantee”) pursuant and subject to the Guarantee Agreement (the “Guarantee Agreement”), to be dated as of the Closing Date and executed and delivered by the Company and Wilmington Trust Company (“WTC”), as trustee (the “Guarantee Trustee”), for the benefit from time to time of the holders of the Capital Securities. The entire proceeds from the sale by the Trust to the Purchaser of the Capital

Securities shall be combined with the entire proceeds from the concurrent sale by the Trust to the Company of its common securities (the “Common Securities”), and shall be used by the Trust to purchase $36,083,000 in principal amount of the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures (the “Debentures”) of the Company. The Capital Securities and the Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among WTC, as Delaware Trustee (the “Delaware Trustee”), WTC, as institutional trustee (the “Institutional Trustee”), the administrators of the Trust named therein, and the Company, as Sponsor, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agents (the “Trust Agreement”). The Debentures shall be issued pursuant to an Indenture (the “Indenture”), to be dated as of the Closing Date, between the Company and WTC, as indenture trustee (the “Indenture Trustee”). This Agreement and the documents identified in this Section 1.2 and in Section 1.1 are referred to herein as the “Operative Documents.”

Rights of Purchaser. The Capital Securities shall be offered and sold by the Trust directly to the Purchaser without registration of any of the Capital Securities, the Debentures or the Guarantee under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws. The Offerors agree that this Agreement shall be incorporated by reference into the Subscription Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under this Agreement (except for the rights of the Placement Agents under Section 2.1 and 2.4.1) and shall be entitled to enforce obligations of the Offerors under this Agreement as fully as if the Purchaser were a party to this Agreement. The Offerors and the Placement Agents have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

Legends. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

Purchase of Capital Securities.

Exclusive Rights; Purchase Price. From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Offerors hereby grant to the Placement Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchaser at a purchase price of $1,000.00 per Capital Security.

Subscription Agreement. The Offerors hereby agree to evidence their acceptance of the subscription by countersigning a copy of the Subscription Agreement and returning the same to the Placement Agents on or prior to the Closing Date.

Closing and Delivery of Payment.

Closing; Closing Date. The sale and purchase of the Capital Securities by the Offerors to the Purchaser shall take place at a closing (the “Closing”) at the offices of LeBoeuf,

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Lamb, Greene & MacRae LLP, at 10:00 a.m. (New York City time) on March 22, 2007, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the actual date upon which the Capital Securities are delivered to the Purchaser against payment therefor being referred to herein as the “Closing Date”); provided, however, that in no event shall the Closing Date occur later than March 29, 2007 unless consented to by the Purchaser. Payment by the Purchaser shall be payable in the manner set forth in the Subscription Agreement and shall be made prior to or on the Closing Date.

Delivery. The certificate for the Capital Securities shall be in definitive form, registered in the name of the Purchaser or its nominee and in the aggregate amount of the Capital Securities purchased by the Purchaser.

Placement Agents’ Fees and Expenses.

Placement Agents’ Compensation. The Trust shall use the proceeds from the sale of the Capital Securities, together with the proceeds from the sale of the Common Securities, to purchase the Debentures from the Company. Because the proceeds from the sale of the Capital Securities shall be used to purchase the Debentures from the Company, the Company shall pay an aggregate of $26.00 for each $1,000.00 of principal amount of Debentures sold to the Trust (excluding the Debentures related to the Common Securities purchased by the Company). Of this amount, $13.00 for each $1,000.00 of principal amount of Debentures shall be payable to FTN Financial Capital Markets and $13.00 for each $1,000.00 of principal amount of Debentures shall be payable to Keefe, Bruyette & Woods, Inc. Such amount shall be delivered to the Institutional Trustee or such other person designated by the Placement Agents on the Closing Date, and shall be allocated between and paid to the respective Placement Agents as directed by the Placement Agents.

Costs and Expenses. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors; the reasonable costs and charges of any trustee, transfer agent or registrar and the fees and disbursements of counsel to any trustee, transfer agent or registrar in each case only to the extent attributable to the Debentures and the Capital Securities; all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, and the Guarantee; and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder and thereunder.

Failure to Close. If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before 10:00 a.m. (New York City time) on March 29, 2007 or such later Closing Date consented to by the Purchaser pursuant to Section 2.3.1, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the obligations of the parties under Sections 0, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

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Closing Conditions. The obligations of the Purchaser and the Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

Opinions of Counsel. On the Closing Date, the Placement Agents shall have received the following favorable opinions, each dated as of the Closing Date: (a) from Hunton & Williams LLP, counsel for the Company and addressed to the Preferred Term Securities XXV, Ltd., the Indenture Trustee and the Placement Agents in substantially the form set forth on Exhibit B-1 attached hereto and incorporated herein by this reference, (b) from Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors and addressed to the Purchaser, the Placement Agents and the Offerors, in substantially the form set forth in Exhibit B-2 attached hereto and incorporated herein by this reference, and (c) from LeBoeuf, Lamb, Greene & MacRae LLP, special tax counsel to the Offerors, and addressed to the Placement Agents and the Offerors, in substantially the form set forth in Exhibit B-3 attached hereto and incorporated herein by this reference, subject to the receipt by LeBoeuf, Lamb, Greene & MacRae LLP of a representation letter from the Company in substantially the form set forth in Exhibit B-3 attached hereto, completed in a manner reasonably satisfactory to LeBoeuf, Lamb, Greene & MacRae LLP (collectively, the “Offerors’ Counsel Opinions”). In rendering the Offerors’ Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agents and the Purchaser) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors’ Counsel Opinions. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. If the Offerors’ counsel is not admitted to practice in the State of New York, the opinion of Offerors’ counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice. Such Offerors’ Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Officer’s Certificate. On the Closing Date, the Purchaser and the Placement Agents shall have received certificates from the Chief Executive Officer or the Chief Financial Officer of the Company , dated as of the Closing Date, stating that (a) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (b) since the date of this Agreement the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (c) covering such other matters as the Placement Agents may reasonably request.

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Administrator’s Certificate. On the Closing Date, the Purchaser and the Placement Agents shall have received a certificate of one or more administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

Purchase Permitted by Applicable Laws; Legal Investment. The purchase of and payment for the Capital Securities as described in this Agreement and pursuant to the Subscription Agreement shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchaser or the Placement Agents to any penalty or, in the reasonable judgment of the Purchaser and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchaser and the Placement Agents are subject.

Consents and Permits. The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

Information. Prior to or on the Closing Date, the Offerors shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchaser and the Placement Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this Agreement may be terminated by the Placement Agents by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone, facsimile or electronic mail confirmed in writing.

Conditions to the Offerors’ Obligations. The obligations of the Offerors to sell the Capital Securities to the Purchaser and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Placement Agents contained in this Agreement and to the following further conditions:

Executed Agreement. The Offerors shall have received from the Placement Agents an executed copy of this Agreement.

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Fulfillment of Other Obligations. The Placement Agents shall have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

Representations and Warranties of the Offerors. Except as set forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Offerors jointly and severally represent and warrant to the Placement Agents and the Purchaser as of the date hereof and as of the Closing Date as follows:

Securities Law Matters; Authorizations.

Neither the Company nor the Trust, nor any of their “Affiliates” (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)), nor any person acting on any of their behalf (except for the Placement Agents, as to which neither the Company nor the Trust makes any representation) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities, the Guarantee or the Debentures (collectively, the “Securities”) or any other securities to be issued, or which may be issued, by the Purchaser.

Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf (except for the Placement Agents, as to which neither the Company nor the Trust makes any representation) has (i) offered for sale or solicited offers to purchase the Securities, (ii) engaged or will engage, in any “directed selling efforts” within the meaning of Regulation S promulgated under the Securities Act (“Regulation S”) with respect to the Securities, or (iii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions contemplated by in this Agreement, will be an “investment company” or an entity “controlled” by an “investment company,” in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), without regard to Section 3(c) of the Investment Company Act.

Neither the Company nor the Trust has paid or agreed to pay to any person or entity (other than the Placement Agents) any compensation for soliciting another to purchase any of the Securities.

No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency (including, without limitation, any insurance regulatory agency or body) is required in connection with the offer and sale of the Securities or the Guarantee hereunder, or the consummation by the Company or the Trust of any other transaction contemplated hereby, except such as have been obtained and made under the federal

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securities laws or state insurance laws and such as may be required under state or foreign securities or Blue Sky laws.

Incorporated Documents. The documents of the Company filed with the Securities and Exchange Commission (the “Commission”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and including the commencement of the fiscal year covered by the Company’s most recent Annual Report on Form 10-K, at the time they were or hereafter are filed by the Company with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, at the date of this Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Company or any of its subsidiaries is a party.

Organization, Standing and Qualification of the Trust. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. §3801, et seq. (the “Statutory Trust Act”) with all requisite power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents to which it is a party. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, continue to be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

Trust Agreement. The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the administrators of the Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Institutional Trustee, will be a valid and binding obligation of the Company and such administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors’ rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) (“Bankruptcy and Equity”). Each of the administrators of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

Guarantee Agreement and the Indenture. Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the

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Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

Capital Securities and Common Securities. The Capital Securities and the Common Securities have been duly authorized by the Trust and, when issued and delivered against payment therefor on the Closing Date to the Purchaser, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

Debentures. The Debentures have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

Authority. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

No Defaults. The Trust is not in violation of the Trust Agreement or, to the knowledge of the administrators of the Trust, any provision of the Statutory Trust Act. Neither the execution and delivery of, nor the performance by, either the Company or the Trust of this Agreement or the Operative Documents to which it is a party, nor the consummation of the transactions contemplated herein or therein or the use of the proceeds therefrom, will onflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company’s Significant Subsidiaries (as defined in Section 0 hereof) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect (as defined below) nor will such action result in any violation of the Trust Agreement or the Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body, except for those consents, approvals, authorizations and orders that have been obtained or made. As used herein, the term “Material Adverse Effect” means any one or more effects that individually or in the aggregate are material and adverse to the Offerors’ ability to consummate the transactions contemplated herein or in the Operative Documents or any one or more effects that individually or in the aggregate are material and adverse to the condition (financial or otherwise), earnings, affairs, business prospects or results of operations of the Company and its Significant Subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

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Organization, Standing and Qualification of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

Subsidiaries of the Company. Each of the Company’s significant subsidiaries (as defined in Section 1-02(w) of Regulation S-X to the Securities Act (the “Significant Subsidiaries”)) is listed in Exhibit C attached hereto and incorporated herein by this reference. Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such qualification, except where the failure of any such Significant Subsidiaries to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of the Significant Subsidiaries (a) have been duly authorized and are validly issued, (b) are fully paid and nonassessable, and (c) are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

Permits. The Company and each of its Significant Subsidiaries has all requisite power and authority, and all necessary authorizations, approvals, orders, licenses (including, without limitation, insurance licenses from the insurance departments of the various states where the Significant Subsidiaries write insurance business (the “Insurance Licenses”)), certificates and permits, including those that are necessary to own or lease their respective properties (collectively, “Permits”), of and from regulatory or governmental officials, bodies and tribunals that are material to the Company and its Significant Subsidiaries taken as a whole and are necessary to conduct their respective businesses as now being conducted; the Company and its Significant Subsidiaries are in compliance with the terms and conditions of all such Insurance Licenses and Permits, except where the failure so to comply would not, singly or in the aggregate, to result in a Material Adverse Effect; all of the Insurance Licenses and Permits are valid and in full force and effect, except where the invalidity of such Insurance Licenses and Permits or the failure of such Insurance Licenses and Permits to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Insurance Licenses and Permits which, singly or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

Conflicts, Authorizations and Approvals. Neither the Company nor any of its Significant Subsidiaries is in violation of its respective articles or certificate of incorporation, charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of its Significant Subsidiaries is a party, or by which it or any of them

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may be bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a Material Adverse Effect.

Financial Statements.

The consolidated balance sheets of the Company and all of its Significant Subsidiaries as of December 31, 2005 and December 31, 2006, and related consolidated income statements and statements of changes in shareholders’ equity for the 3 years ended December 31, 2006 together with the notes thereto, and the consolidated balance sheets of the Company and all of its Significant Subsidiaries as of December 31, 2006, and the related consolidated income statements and statements of changes in shareholders’ equity for the 3 months then ended (collectively, the “Financial Statements”), copies of each of which have been provided to the Placement Agents, have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders’ equity of the Company and all of its Significant Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material). The books and records of the Company and all of its Significant Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions.

The audited statutory financial statements as of December 31, 2005 and December 31, 2006 and the unaudited statutory financial statements as of December 31, 2006, (collectively, the “Statutory Financial Statements”) of each of the Company’s insurance company subsidiaries have for each relevant period been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the National Association of Insurance Commissioners, and with respect to each insurance subsidiary, the appropriate Insurance Department of the state of domicile of such insurance subsidiary, and SAP has been applied on a consistent basis throughout the periods indicated.

The accountants of the Company who certified the Financial Statements are independent public accountants of the Company and its Significant Subsidiaries within the meaning of the Securities Act and the rules and regulations promulgated thereunder.

Internal Controls. The Company and its Significant Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with the management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and/or SAP, as applicable and to maintain asset accountability, (c) access to assets is permitted only in accordance with the management’s general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (e) material information relating to the Company and its subsidiaries is made known to management. Management has (i) evaluated the effectiveness of the internal accounting controls of each of the Company and its Significant Subsidiaries and (ii) disclosed to the accountants of who certified the Financial Statements and

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the Statutory Financial Statements and to the audit committee (A) all significant deficiencies in the design or operation of internal controls which could adversely affect the ability of the Company and its Significant Subsidiaries to record, process, summarize, and report financial data, and have identified for such accountants any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and its Significant Subsidiaries, and any such deficiencies or fraud would not, singularly or in the aggregate, be expected to result in a Material Adverse Effect.

Regulatory Enforcement Matters. Neither the Company nor any of its Significant Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been since January 1, 2002, a recipient of any supervisory letter from, or since January 1, 2002, has adopted any board resolutions at the request of, any agency charged with the supervision or regulation of insurance companies (each a “Regulatory Agency”) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business (each, a “Regulatory Agreement”), nor has the Company or any of its Significant Subsidiaries been advised since January 1, 2002, by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its Significant Subsidiaries.

No Material Change. Since the respective dates of the Financial Statements and the Statutory Financial Statements, there has been no material adverse change or development with respect to the condition (financial or otherwise), earnings, affairs, business assets and business prospects or results of operations of the Company or and all of its Significant Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

Insurance Reserving Practices. The Company and its Significant Subsidiaries have made no material change in their insurance reserving practices since the respective dates as of which information is given in the Financial Statements and the Statutory Financial Statements.

Reinsurance Treaties. All reinsurance and retrocessional treaties, contracts, agreements and arrangements to which any Significant Subsidiary is a party are in full force and effect and no Significant Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, with such exceptions that would not, singularly or in the aggregate, have a Material Adverse Effect; and no Significant Subsidiary has received any notice from any of the other parties to such treaties, contracts, agreements or arrangements that such other party intends not to perform thereunder and, to the knowledge of the Company and the Significant Subsidiaries, none of the other parties to such treaties, contracts, agreements or arrangements will be unable to perform thereunder except to the extent adequately and properly reserved for in the consolidated financial statements

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of the Company, with such exceptions that would not, singularly or in the aggregate, have a Material Adverse Effect.

No Undisclosed Liabilities. Neither the Company nor any of its Significant Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its Significant Subsidiaries giving rise to any such liability), except for (a) for liabilities set forth in the Financial Statements and the Statutory Financial Statements, respectively, (b) normal fluctuation in the amount of the liabilities referred to in clause (a) above occurring in the ordinary course of business of the Company and all of its Significant Subsidiaries since the date of the most recent balance sheet included in the Financial Statements and the Statutory Financial Statements, respectively, and (c) as may be specifically disclosed in writing to the Placement Agents.

Litigation. No inquiry, charge, investigation, action, suit or proceeding (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses) is pending or, to the knowledge of the Offerors, threatened, against or affecting the Company or its Significant Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

Deferral of Interest Payments on Debentures. The Company has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture. The Company believes that based on all the facts and circumstances in existence as of the date of this Agreement, the stated payment schedule for the Debentures is significantly more likely than not to occur.

Representations and Warranties of the Placement Agents. Each Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

Organization, Standing and Qualification.

FTN Financial Capital Markets is a division of First Tennessee Bank, N.A., a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. FTN Financial Capital Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

Keefe, Bruyette & Woods, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to

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own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods, Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

Power and Authority. The Placement Agent has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

General Solicitation. In the case of the offer and sale of the Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Placement Agent nor any of its Affiliates, nor any of its representatives, has engaged or will engage in any “directed selling efforts” within the meaning of Regulation S with respect to the Capital Securities.

Purchaser. The Placement Agent has made such reasonable inquiry as is necessary to determine that the Purchaser is acquiring the Capital Securities for its own account, does not intend to distribute the Capital Securities in contravention of the Securities Act or any other applicable securities laws, and that the Purchaser is not a “U.S. person” as that term is defined under Rule 902 of Regulation S.

Qualified Purchaser. The Placement Agent has not offered or sold and will not arrange for the offer or sale of the Capital Securities except (a) in an offshore transaction complying with Rule 903 of Regulation S, (b) to those the Placement Agent reasonably believes are “accredited investors” (as defined in Rule 501 of Regulation D), or (c) in any other manner that does not require registration of the Capital Securities under the Securities Act. In connection with each such sale, the Placement Agent has taken or will take reasonable steps to ensure that the Purchaser is aware that (i) such sale is being made in reliance on an exemption under the Securities Act, and (ii) future transfers of the Capital Securities will not be made except in compliance with applicable securities laws.

6.6.        Use of Non-Public Information. Neither the Placement Agent nor its representatives will include any non-public information about the Company, the Trust or any of their Affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the Trust and the Company.

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Covenants of the Offerors. The Offerors covenant and agree with the Placement Agents and the Purchaser as follows:

Compliance with Representations and Warranties. During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

Sale and Registration of Securities. The Offerors and their Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (a) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in any manner that would require the registration of the Securities under the Securities Act, or (b) make offers or sales of any such Security, or solicit offers to buy any such Security, under circumstances that would require the registration of any of such Securities under the Securities Act.

Use of Proceeds. The Trust shall use the proceeds from the sale of the Capital Securities to purchase the Debentures from the Company.

Investment Company. No Offeror shall engage, or permit any subsidiary to engage, in any activity that would cause it or any subsidiary to be deemed an “investment company” under the provisions of the Investment Company Act.

Reimbursement of Expenses. If the sale of the Capital Securities provided for herein is not consummated (a) because any condition set forth in Section 3 hereof is not satisfied, or (b) because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $50,000.00 that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Capital Securities. Notwithstanding the foregoing, the Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because either of the Placement Agents fails to fulfill a condition set forth in 0.

Directed Selling Efforts, Solicitation and Advertising. In connection with any offer or sale of any of the Securities, the Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf, other than the Placement Agents, to (a) engage in any form of “directed selling efforts” within the meaning of Regulation S, or (b) engage in any form of general solicitation or general advertising within the meaning of Regulation D.

Compliance with Rule 144A(d)(4) under the Securities Act. So long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) promulgated under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, or the Offerors are

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not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Quarterly Reports. Within 50 days of the end of each of the first three calendar year quarters and within 75 days of the end of each calendar year during which the Debentures are issued and outstanding, the Offerors shall submit to The Bank of New York a completed quarterly report in the form attached hereto as Exhibit D. The Offerors acknowledge and agree that The Bank of New York, or any successor thereto, is a third party beneficiary of this Section 7.8.

Reports. In the event that either (a) an Event of Default (as defined in the Trust Agreement) has occurred and is continuing, or (b) the dollar amount of the Company’s premium volume from insurance policies in any calendar year fails to exceed 51% of the Company’s premium volume from insurance policies in the previous calendar year; (c) the Company sells more than 51% of its rights to renew insurance policies in any single transaction or series of related transactions; (d) any Significant Subsidiary (as defined in Section 1-02(w) of Regulation S-X promulgated under the Securities Act (each a “Significant Subsidiariy”) and, collectively, the “Significant Subsidiaries”)) of the Company which is rated by A.M. Best Company, Inc. (i) receives a rating from A.M. Best Company Inc. of B- or lower, or (ii submits a request to withdraw its rating by A.M Best Company, Inc.; (e) the Company shall be in default with respect to its payment of any obligations under the Guarantee; or (f) the Company shall have given notice of its election to defer payments of interest on the Debentures by extending the interest payment period as provided under the Indenture or any debt obligation ranked pari passu to such Debentures, the Offerors shall provide to the Placement Agents the following documents and information relating to the Offerors or their Affiliates (1) all public filings with any governmental authority, (2) all private filings with any governmental authority, provided such governmental authority does not object to sharing such private filings, (3) all annual and quarterly financial statements, including, but not limited to financial statements prepared in accordance with GAAP and SAP, (4) any documents or other information not covered by subclauses (1) through (3) above that are provided to any other creditor of the Offerors or their Affiliates or any issuer of preferred securities issued by an entity affiliated with the Sponsor that is, directly or indirectly, a finance subsidiary (as such term is defined in Rule 3a-5 under the Investment Company Act of 1940) or other financing vehicle of the Offerors or any Subsidiary of the Offerors and (5) any other information reasonably requested by the Placement Agents.

Covenants of the Placement Agents. The Placement Agents covenant and agree with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of the Closing Date, after

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giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

Indemnification.

Indemnification Obligation. The Offerors shall jointly and severally indemnify and hold harmless the Placement Agents and the Purchaser and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of either of the Placement Agents or the Purchaser (each such person or entity, an “Indemnified Party”) from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchaser by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchaser by the Offerors a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgment, liability, expense or action described in this Section 9.1. In addition to their other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank, N.A. (the “Prime Rate”). Any such interim reimbursement payments that are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify

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the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified Party of counsel, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (a) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (b) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Offerors.

Contribution. If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under Section 9.1 in respect of any losses, claims, damages, judgments, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (a) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Indemnified Party, on the other hand, from the offering of such Capital Securities, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Offerors, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Offerors, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchaser (net of the compensation paid to the Placement Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the

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Offerors and received by the Placement Agents as compensation. The relative fault of the Offerors and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The provisions set forth in Section 0 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 0; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 0 for purposes of indemnification. The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 0 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 0. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this Section 0 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

Additional Remedies. The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Indemnified Party.

Additional Indemnification. The Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4.

Rights and Responsibilities of Placement Agents.

Reliance. In performing their duties under this Agreement, the Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agents or the Purchaser.

Rights of Placement Agents. In connection with the performance of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchaser in connection with the performance of any of their duties hereunder. The Placement Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

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Miscellaneous.

Disclosure Schedule. The term “Disclosure Schedule,” as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5. The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this Section 11.1.

Notices. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, electronic mail or overnight air courier guaranteeing next day delivery:

if to the Placement Agents, to:

FTN Financial Capital Markets

845 Crossover Lane, Suite 150

Memphis, Tennessee 38117

Telecopier: 901-435-4706

Telephone: 800-456-5460

Attention: James D. Wingett

and

Keefe, Bruyette & Woods, Inc.

787 7th Avenue, 4th Floor

New York, New York 10019

Telecopier: 212-887-7777

Telephone: 212-541-6668

Attention: Mitchell Kleinman, General Counsel

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with a copy to:

LeBoeuf, Lamb, Greene & MacRae LLP

125 West 55th Street

New York, New York 10019

Telecopier: 212-424-8500

Telephone: 212-424-8000

Attention: Joseph L. Seiler III, Esq.

if to the Offerors, to:

KMG America Corporation

12600 Whitewater Drive, Suite 150

Minnetonka, MN 55343

Telecopier: 952-930-4802

Telephone: 952-930-4810

Attention: James E. Nelson, General Counsel

with a copy to:

Hunton & Williams LLP

Energy Plaza, 30th Floor

1601 Bryan Street

Dallas, TX 75201

Telecopier: 214-880-0011

Telephone: 214-979-3038

Attention: Curtis G. Carlson, Esq.

All such notices and communications shall be deemed to have been duly given (a) at the time delivered by hand, if personally delivered, (b) five business days after being deposited in the mail, postage prepaid, if mailed, (c) when answered back, if telexed or sent by electronic mail, (d) the next business day after being telecopied, or (e) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agents, the Offerors, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

Parties in Interest, Successors and Assigns. Except as expressly set forth herein, this Agreement is made solely for the benefit of the Placement Agents, the Purchaser and the Offerors and any person controlling the Placement Agents, the Purchaser or the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (.pdf)) for the convenience of the parties hereto, each

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of which will be deemed an original, but all of which together will constitute one and the same instrument.

Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation hereof.

Governing Law. PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE TRUST AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Entire Agreement. This Agreement, together with the other Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement Agents’ and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

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Disclosure of Tax Treatment and Tax Structure. Notwithstanding anything herein to the contrary, any party to this Agreement (and each employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and all materials of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering contemplated by this Agreement but does not include information relating to the identity of the Offerors.

Survival. The Placement Agents and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

Signatures appear on the following page

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If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

Very truly yours,

KMG AMERICA CORPORATION

By:	/s/ Scott H. DeLong III

Name: Scott H. DeLong III

Title: Chief Financial Officer

KMG CAPITAL STATUTORY TRUST I

By:	/s/ Scott H. DeLong III

Name: Scott H. DeLong III

Title: Administrator

CONFIRMED AND ACCEPTED,

as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,

a division of First Tennessee Bank, N.A.,

as a Placement Agent

By:	/s/ James D. Wingett
Name:	James D. Wingett
Title	Managing Director

KEEFE, BRUYETTE & WOODS, INC.

a New York corporation, as a Placement Agent

By:	/s/ Peter J. Wirth
Name:	Peter J. Wirth
Title:	Managing Director

EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

KMG CAPITAL STATUTORY TRUST I

KMG AMERICA CORPORATION

SUBSCRIPTION AGREEMENT

March 22, 2007

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made among KMG Capital Statutory Trust I (the “Trust”), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq.), KMG America Corporation, a Virginia corporation, with its principal offices located at 12600 Whitewater Drive, Suite 150, Minnetonka, MN 55343 (the “Company,” and collectively with the Trust, the “Offerors”) and Preferred Term Securities XXV, Ltd. (the “Purchaser”).

RECITALS:

The Trust desires to issue 35,000 of its Fixed/Floating Rate Capital Securities (the “Capital Securities”), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the “Offering”), to be issued pursuant to an Amended and Restated Declaration of Trust (the “Declaration”) by and among the Company, Wilmington Trust Company (“WTC”), as Institutional Trustee, WTC, as Delaware Trustee, and the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and WTC, as trustee (the “Guarantee”); and

The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037 of the Company (the “Debentures”) to be issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the “Indenture”); and

In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

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PURCHASE AND SALE OF CAPITAL SECURITIES

Upon the execution of this Agreement, the Purchaser hereby subscribes for and agrees to purchase from the Trust 35,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the “Purchase Price”) and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on March 22, 2007, or such other business day as may be designated by the Purchaser, but in no event later than March 29, 2007 (the actual date upon which the Capital Securities are delivered to the Purchaser against payment therefor being referred to herein as the “Closing Date”). The Offerors shall provide the Purchaser wire transfer instructions no later than 1 day following the date hereof.

The certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the Purchaser or its designee.

The Placement Agreement, dated March 15, 2007 (the “Placement Agreement”), among the Offerors and the placement agents identified therein (the “Placement Agents”) includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement, subject to the limitations, qualifications, acknowledgements and exceptions contained therein (except for the rights of the Placement Agent under Sections 2.1 and 2.4 of the Placement Agreement) and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser understands and acknowledges that neither the Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

The Purchaser represents, warrants and certifies that (a) it is not a “U.S. person” as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, (b) it is not acquiring the Capital Securities for the account or benefit of any such U.S. person, (c) the offer and sale of Capital Securities to the Purchaser constitutes an “offshore transaction” under Regulation S of the Securities Act, and (d) it will not engage in hedging transactions with regard to the Capital Securities unless such transactions are conducted in compliance with the

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Securities Act. The Purchaser acknowledges and agrees to the legends and transfer restrictions set forth on the certificate representing the Capital Securities.

The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

The Purchaser, a Cayman Islands company whose business includes issuance of certain notes and acquiring the Capital Securities and other similar securities, represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Capital Securities, has had the opportunity to ask questions of, and receive answers and request additional information from, the Offerors and is aware that it may be required to bear the economic risk of an investment in the Capital Securities.

The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Offerors, is a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors’ rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

The Purchaser represents and warrants that (i) the Purchaser is not in violation or default of any term of its Memorandum of Association or Articles of Association, of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Purchaser which would prevent the Purchaser from performing any material obligation set forth in this Agreement; and (ii) the execution, delivery and performance of and compliance with this Agreement, and the consummation of the transactions contemplated herein, will not, with or without the passage of time or giving of

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notice or both, result in any such material violation, or be in conflict with or constitute a default under any such term, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Purchaser, its business or operations or any of its assets or properties which would prevent the Purchaser from performing any material obligations set forth in this Agreement.

The Purchaser represents and warrants that the Purchaser is an exempted company with limited liability duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, with full power and authority to perform its obligations under this Agreement.

The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

MISCELLANEOUS

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

To the Offerors:	KMG America Corporation

12600 Whitewater Drive, Suite 150

Minnetonka, MN 55343

Telecopier: 952-930-4802

Telephone: 952-930-4810

Attention: James E. Nelson, General Counsel

with a copy to:	Hunton & Williams LLP

Energy Plaza, 30th Floor

1601 Bryan Street

Dallas, TX 75201

Telecopier: 214-880-0011

Telephone: 214-979-3038

Attention: Curtis G. Carlson, Esq.

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To the Purchaser:	Preferred Term Securities XXV, Ltd.

c/o Maples Finance Limited

P.O. Box 1093 GT

Queensgate House

South Church Street

George Town, Grand Cayman

Cayman Islands

Attention: The Directors

Telecopier 345-945-7100

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

Notwithstanding anything expressed or implied to the contrary, the Purchaser (and each employee, representative, or other agent of the Purchaser) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser relating to such U.S. tax treatment and U.S. tax structure as such terms are defined in Treasury Regulation Section 1.6011-4; provided, that any such disclosure of the U.S. tax treatment and U.S. tax structure and materials related thereto may not be made (i) in a manner that would constitute an offer to sell or the solicitation of an offer to buy the Capital Securities offered herein under applicable securities laws or (ii) when nondisclosure is reasonably necessary to comply with applicable securities laws. This authorization of tax disclosure is retroactively effective to the commencement of the first discussions between the parties regarding the transactions contemplated herein.

PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE TRUST, THE PURCHASER AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION

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AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST, THE PURCHASER AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (.pdf)) for the convenience of the parties hereto, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors’ and the Purchaser’s rights and privileges shall be enforceable to the fullest extent permitted by law.

Signatures appear on the following page

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first written above.

PREFERRED TERM SECURITIES XXV, LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.

KMG AMERICA CORPORATION

By:

Name:

Title:

KMG CAPITAL STATUTORY TRUST I

By:

Name:

Title: Administrator

EXHIBIT B-1

FORM OF COMPANY COUNSEL OPINION

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EXHIBIT B-2

FORM OF DELAWARE COUNSEL OPINION

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EXHIBIT B-3

FORM OF TAX COUNSEL OPINION

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EXHIBIT C

SIGNIFICANT SUBSIDIARIES

Kanawha Insurance Company

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EXHIBIT D

FORM OF QUARTERLY REPORT

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